Lifecycle Retirement Portfolio
A series of John Hancock Funds II
Supplement dated July 1, 2009
to the Prospectus dated December 31, 2008

On June 26, 2009, the Board of Trustees of John Hancock Funds II voted to liquidate the Lifecycle Retirement Portfolio (the “Portfolio”). This liquidation will occur on October 23, 2009.

The Portfolio’s plan of liquidation provides that the Portfolio will begin liquidating its assets as soon as practicable. Effective as of the close of business on July 17, 2009, Classes A, B, C, R, R1, R2, R3, R4 and R5 (the “Closed Classes of Shares”) will be closed to new investors. (Class 1 will continue to remain available to new investors.) Existing shareholders of the Closed Classes of Shares may continue to make additional investments in any account open as of July 17, 2009. Effective October 9, 2009, the Closed Classes of Shares will also be closed to existing shareholders. Prior to the final liquidation and distribution of assets, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Portfolio.

On or around the close of business on October 23, 2009, the Portfolio will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Portfolio may hold more cash or cash equivalents or other short-term investments than normal, which may prevent the Portfolio from meeting its stated investment objective.

Plan sponsors or plan administration agents should notify participants that the Portfolio is liquidating and should provide information about alternative investment options.

A distribution of liquidation proceeds made with respect to shares held by a retirement account may constitute a taxable distribution from such account unless the retirement account holder takes action in advance of the liquidation to provide for the rollover of the liquidation proceeds to another eligible retirement account or plan. Retirement account holders should consult their own tax advisers with respect to the tax treatment of the Portfolio’s distribution of liquidation proceeds and the requirements for a rollover.

The Portfolio reserves the right to further restrict sales of its shares.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.